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EXHIBIT 1

                           JOINT ACQUISITION STATEMENT
                          PURSUANT TO RULE 13D-1(k)(1)

     Pursuant to Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned agree that the Schedule 13D to which this Agreement is attached as Exhibit 1 is filed on behalf of each of us. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

Dated:   February 11, 2005              ALABAMA REASSURANCE COMPANY, INC.


                                        By:       /s/ SCOTT M. PHELPS
                                           -------------------------------------
                                        Name:         Scott M. Phelps
                                        Title:           President

                                        GREENE GROUP, INC.


                                        By:      /s/ SCOTT M. PHELPS
                                           -------------------------------------
                                        Name:        Scott M. Phelps
                                        Title:       Vice President



                                                          *
                                        ----------------------------------------
                                                  Paul W. Bryant, Jr.


                                                          *
                                        ----------------------------------------
                                                  W. Rodney Windham


                                                 /s/ SCOTT M. PHELPS
                                        ----------------------------------------
                                                     Scott M. Phelps

* By:        /s/ SCOTT M. PHELPS
      --------------------------------
                 Scott M. Phelps
                 Attorney-in-Fact


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